UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Modine Manufacturing Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

MODINE MANUFACTURING COMPANY C/O CORPORATE SECRETARY 1500 DEKOVEN AVENUE RACINE, WI 53403-2552 T01447-P49303 You invested in MODINE MANUFACTURING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 20, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 6, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* August 20, 2026 8:00 A.M. CDT www.virtualshareholdermeeting.com/MOD2026 *Please check the meeting materials for any special requirements for meeting attendance. For complete information and to vote, visit www.ProxyVote.com Control # Your Vote Counts! MODINE MANUFACTURING COMPANY 2026 Annual Meeting Vote by August 19, 2026 11:59 PM ET. For shares held in a Plan, vote by August 15, 2026 11:59 PM ET.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This communication is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to review the proxy materials before voting on these important matters. Voting Items Board Recommends 1. Election of Directors For Nominees: 1a. Mr. Eric D. Ashleman 1b. Mr. Alan S. Lowe For 1c. Ms. Marsha C. Williams For 2. Advisory approval of the Company’s named executive officer compensation. For 3. Ratification of the appointment of the Company’s independent registered public accounting firm. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T01448-P49303